                                                                    Exhibit 10.1

                                LYNCH CORPORATION
                         140 GREENWICH AVENUE, 4TH FLOOR
                          GREENWICH, CONNECTICUT 06830

                                                       September 8, 2005

Venator Merchant Fund L.P.
One Corporate Center
Rye, New York 10580

Gentlemen:

     Reference is made to that certain Promissory Note dated May 12, 2005 in the principal amount of $700,000 made by the undersigned to you (the "Promissory
Note"). It is hereby agreed that the maturity date of the Promissory Note, which was to have been September 11, 2005 (or within seven days after demand), is changed to November 10, 2005 (or within seven days after demand). Except as amended hereby, the Promissory Note shall continue in full force and effect in accordance with its terms.

     Please confirm your acceptance of, and agreement to, the foregoing by signing this agreement where indicated.

                                              Very truly yours,

                                              LYNCH CORPORATION

                                               /s/ John C. Ferrara
                                              ----------------------------
                                              By:    John C. Ferrara
                                              Title: Chief Executive Officer
AGREED TO AND ACCEPTED:

VENATOR MERCHANT FUND L.P.
By:  Venator Global LLC, its General Partner

By: /s/ Marc Gabelli
    ----------------------------------------
Name:   Marc Gabelli
Title:  General Partner